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                                                                Exhibit 10.1b(9)

                        GUARANTY AND SURETYSHIP AGREEMENT

     THIS AGREEMENT, dated as of January 28, 2001, made by STEEL DYNAMICS, INC., an Indiana corporation, in favor of the Lenders (the "Lenders") and the Agent (the "Agent") under the Credit Agreement referred to below.

                                    RECITALS:

     A. Iron Dynamics, Inc., an Indiana corporation and a wholly owned Subsidiary of the Guarantor (the "Borrower"), is party to a Credit Agreement, dated as of December 31, 1997, as amended by the First through Eighth Amendments thereto (the "Credit Agreement") among the lenders party thereto and Mellon Bank, N.A., as Issuing Bank and as Agent. The Guarantor, as owner of all of the outstanding shares of stock of the Borrower, will derive substantial direct and indirect benefit from the execution and delivery by the Lenders of an Agreement (the "Settlement Agreement"), dated on or about the date hereof, with respect to the Credit Agreement and of certain other documentation in connection with the Guarantor's credit facilities.

     B. It is a condition precedent to the execution and delivery by the Lenders and the Agent of the Settlement Agreement that the Guarantor execute and deliver this Agreement. This Agreement is made by the Guarantor among other things to induce the Lenders to enter into such Settlement Amendment.

     C. The Guarantor further acknowledges that it has, independently and without reliance upon any Lender, the Agent or any representation by or other information from any Lender or the Agent, made its own credit analysis and decision to enter into this Agreement.

     NOW, THEREFORE, in consideration of the premises, and intending to be legally bound, the Guarantor hereby agrees as follows:

                                    ARTICLE I
                                   Definitions

     1.1. DEFINITIONS.

     (a) GENERAL. Capitalized terms not otherwise defined herein shall have the meanings given in the Credit Agreement. In addition to the other terms defined elsewhere in this Agreement, as used herein the following terms shall have the following meanings:

          "Guaranteed Obligations" shall mean the obligations of the Borrower to pay the principal amount of the Term Loans and the principal amount of Revolving Credit Loans to the Lenders when due in accordance with the terms of the Credit Agreement, whether at maturity, by mandatory prepayment, by acceleration or otherwise.

          "IDI Covered Term Loan Principal Installments" shall mean the two installments of principal of the Term Loans under the Credit Agreement, each in an original aggregate amount of $4,125,000, the scheduled installment maturity date of one of which is November 30, 2002 and the scheduled installment maturity date of the other of which is

     May 30, 2003, and "IDI Covered Term Loan Principal Installment" shall mean one of them.

          "IDI Covered Revolving Credit Loan Principal Installments" shall mean the four installments of principal of the Revolving Credit Loans under the Credit Agreement, each in the aggregate amount of $421,052.63, the original respective scheduled installment maturity dates of which are August 31, 2002, November 30, 2002, February 28, 2003 and May 30, 2003.

          "Maximum Revolving Credit Loan Guaranty Amount" shall mean (x) One Million Six Hundred Eighty-four Thousand Two Hundred Ten Dollars ($1,684,210) minus (y) the sum of the principal amounts of each of the IDI Covered Revolving Credit Loan Principal Installments which the Borrower shall have paid when due (at the original scheduled installment maturity or by earlier acceleration).

          "Maximum Term Loan Guaranty Amount" shall mean (i) Eight Million Two Hundred Fifty Thousand Dollars ($8,250,000) if the Borrower shall fail to pay both of the IDI Covered Term Loan Principal Installments when due (at the original scheduled installment maturity or by earlier acceleration),
     (ii) Four Million One Hundred Twenty-Five Thousand Dollars ($4,125,000) if the Borrower shall fail to pay one of the IDI Covered Term Loan Principal Installments when due but shall pay the other IDI Covered Principal Installment when due (at the original scheduled installment maturity or by earlier acceleration), or (iii) zero ($0) if the Borrower shall pay both of the IDI Covered Term Loan Principal Installments when due (at the original scheduled installment maturity or by acceleration or otherwise).

          "Maximum Guaranty Amount" shall mean the sum of the Maximum Revolving Credit Loan Guaranty Amount plus the Maximum Term Loan Guaranty Amount.

                                   ARTICLE II
                             GUARANTY AND SURETYSHIP

     2.1. GUARANTY AND SURETYSHIP. The Guarantor hereby absolutely, unconditionally and irrevocably guarantees and becomes surety for the full and punctual payment and performance of the Guaranteed Obligations as and when such payment or performance shall become due (at scheduled maturity, by mandatory prepayment, by acceleration or otherwise) in accordance with the terms of the Loan Documents; provided, however, that the obligations of the Guarantor hereunder shall not in any event exceed the Maximum Guaranty Amount. This Agreement is an agreement of suretyship as well as of guaranty, is a guarantee of payment and performance and not merely of collectibility, and is in no way conditioned upon any attempt to collect from or proceed against the Borrower or any other Person or any other event or circumstance. The obligations of the Guarantor under this Agreement are direct and primary obligations of the Guarantor and are independent of the Guaranteed Obligations, and a separate action or actions may be brought against the Guarantor regardless of whether action is brought against the Borrower or any other Person or whether the Borrower or any other Person is joined in any such action or actions.


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     2.2 OBLIGATIONS ABSOLUTE. The Guarantor agrees that, to the fullest extent permitted by law, but subject to the limitation of the Guarantor's obligations hereunder to the Maximum Guaranty Amount, the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting the Guaranteed Obligations, any of the terms of the Loan Documents or the rights of the Lenders, the Agent or any other Person with respect thereto. To the fullest extent permitted by law, the obligations of the Guarantor under this Agreement shall be absolute, unconditional and irrevocable, irrespective of any of the following:

          (a) any lack of legality, validity, enforceability or allowability (in a bankruptcy, insolvency, reorganization, dissolution or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any Loan Document or any of the Guaranteed Obligations;

          (b) any increase, decrease or change in the amount, nature, type or purpose of any of the Guaranteed Obligations (whether or not contemplated by the Loan Documents as presently constituted); any change in the time, manner, method or place of payment or performance of, or in any other term of, any of the Guaranteed Obligations; any execution or delivery of any additional Loan Documents; or any amendment to, or refinancing or refunding of, any Loan Document or any of the Guaranteed Obligations;

          (c) any impairment by any Lender, the Agent or any other Person of any recourse of the Guarantor against the Borrower or any other Person; any failure to assert any breach of or default under any Loan Document or any of the Guaranteed Obligations; any extensions of credit in excess of the amount committed under or contemplated by the Loan Documents, or in circumstances in which any condition to such extensions of credit has not been satisfied; any other exercise or non-exercise, or any other failure, omission, breach, default, delay or wrongful action in connection with any exercise or non-exercise, of any right or remedy against the Borrower or any other Person under or in connection with any Loan Document or any of the Guaranteed Obligations; any refusal of payment or performance of any of the Guaranteed Obligations, whether or not with any reservation of rights against the Guarantor; or any application of collections (including collections resulting from realization upon any direct or indirect security for the Guaranteed Obligations) to other obligations, if any, not entitled to the benefits of this Agreement, in preference to Guaranteed Obligations entitled to the benefits of this Agreement, or if any collections are applied to Guaranteed Obligations, any application to particular Guaranteed Obligations;

          (d) any taking, exchange, amendment, termination, subordination, release, loss or impairment of, or any failure to protect, perfect, or preserve the value of, or any enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or any failure, omission, breach, default, delay or wrongful action by any Lender, the Agent or any other Person in connection with the enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or any other action or inaction by any Lender, the Agent or any other Person in respect of, any direct or indirect security

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     for any of the Guaranteed Obligations. As used in this Agreement, "direct or indirect security" for the Guaranteed Obligations, and similar phrases, includes any collateral security, guaranty, suretyship, letter of credit, capital maintenance agreement, put option, subordination agreement or other right or arrangement of any nature providing direct or indirect assurance of payment or performance of any of the Guaranteed Obligations, made by or on behalf of any Person;

          (e) any merger, consolidation, liquidation, dissolution, winding-up, charter revocation or forfeiture, or other change in, restructuring or termination of the corporate or partnership structure or existence of, the Borrower or any other Person; any bankruptcy, insolvency, reorganization, dissolution or similar proceeding with respect to the Borrower or any other Person; or any action taken or election made by any Lender (including any election under Section 1111(b)(2) of the United States Bankruptcy Code), the Agent, the Borrower or any other Person in connection with any such proceeding;

          (f) any defense, setoff or counterclaim (including any defense of failure of consideration, breach of warranty, statute of frauds, bankruptcy, lack of legal capacity, statute of limitations, lender liability, accord and satisfaction or usury, and excluding only the defense of full, strict and indefeasible payment and performance), which may at any time be available to the Borrower or any other Person with respect to any Loan Document or any of the Guaranteed Obligations; or any discharge by operation of law or release of the Borrower or any other Person from the performance or observance of any Loan Document or any of the Guaranteed Obligations; or

          (g) any other event or circumstance, whether similar or dissimilar to the foregoing, and whether known or unknown, which might otherwise constitute a defense available to, or limit the liability of, the Borrower, the Guarantor, a guarantor or a surety, excepting only full, strict and indefeasible payment and performance of the Guaranteed Obligations.

     2.3. WAIVERS, ETC. To the fullest extent permitted by law, the Guarantor hereby waives any defense to or limitation on its obligations under this Agreement arising out of or based on any event or circumstance referred to in
Section 2.2. Without limitation, to the fullest extent permitted by law, the Guarantor waives each of the following:

          (a) all notices, disclosures and demands of any nature which otherwise might be required from time to time to preserve intact any rights against the Guarantor, including (i) any notice of any event or circumstance described in Section 2.2, (ii) any notice required by any law, regulation or order now or hereafter in effect in any jurisdiction, (iii) any notice of nonpayment, nonperformance, dishonor, or protest under any Loan Document or any of the Guaranteed Obligations, (iv) any notice of the incurrence of any Guaranteed Obligation, (v) any notice of any default or any failure on the part of the Borrower or any other Person to comply with any Loan Document or any of the Guaranteed Obligations or any direct or indirect security for any of the Guaranteed Obligations, and (vi) any notice of any information pertaining to the business, operations, condition (financial or otherwise) or prospects of the Borrower or any other Person;

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          (b) any right to any marshalling of assets, to the filing of any claim against the Borrower or any other Person in the event of any bankruptcy, insolvency, reorganization, dissolution or similar proceeding, or to the exercise against the Borrower or any other Person of any other right or remedy under or in connection with any Loan Document or any of the Guaranteed Obligations or any direct or indirect security for any of the Guaranteed Obligations; any requirement of promptness or diligence on the part of any Lender, the Agent or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Loan Document or any of the Guaranteed Obligations or any direct or indirect security for any of the Guaranteed Obligations; and any requirement of acceptance of this Agreement, and any requirement that the Guarantor receive notice of such acceptance; and

          (c) any defense or other right arising by reason of any law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including anti-deficiency laws, "one action" laws or similar laws), or by reason of any election of remedies or other action or inaction by any Lender or the Agent (including commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of collateral security for any of the Guaranteed Obligations), which results in denial or impairment of the right of the Lenders or the Agent to seek a deficiency against the Borrower or any other Person, or which otherwise discharges or impairs any of the Guaranteed Obligations or any recourse of the Guarantor against the Borrower or any other Person.

     2.4. REINSTATEMENT. This Agreement shall continue to be effective, or be automatically reinstated, as the case may be, subject in either case to the limitation of the Guarantor's obligations hereunder to the Maximum Guaranty Amount, if payment of any of the Guaranteed Obligations is avoided, rescinded or must otherwise be returned by any Lender or the Agent for any reason, all as though such payment had not been made (it being understood that, in such case, for purposes of the definitions of the terms "Maximum Revolving Credit Loan Guaranty Amount" and "Maximum Term Loan Guaranty Amount" in Section 1.1 hereof, such payment so avoided, rescinded or otherwise returned shall be deemed to have not been made).

     2.5. NO STAY. Without limitation of any other provision of this Agreement, if any acceleration of the time for payment or performance of any Guaranteed Obligation, or any condition to any such acceleration, shall at any time be stayed, enjoined or prevented for any reason (including stay or injunction resulting from the pendency against the Borrower or any other Person of a bankruptcy, insolvency, reorganization, dissolution or similar proceeding), the Guarantor agrees that, for purposes of this Agreement and its obligations hereunder, such Guaranteed Obligation shall be deemed to have been accelerated, and such condition to acceleration shall be deemed to have been met.

     2.6. PAYMENTS. All payments to be made by the Guarantor pursuant to this Agreement shall be made at the times and in the manner prescribed for payments in the Credit Agreement and the Notes, without setoff, counterclaim, withholding or other deduction of any nature.

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     2.7. SUBROGATION, ETC. The Guarantor hereby irrevocably waives and releases any and all rights it now has or hereafter may have (known and unknown, whether arising by operation of law, by agreement or otherwise) against the Borrower or any other Person arising from the existence, payment, performance or enforcement of any of the obligations of the Guarantor under or in connection with this Agreement or any other Loan Document, including any and all rights of subrogation, reimbursement, exoneration, contribution or indemnity, and any and all other rights that would result in the Guarantor being deemed a "creditor" under the United States Bankruptcy Code of the Borrower or any other Person.

     2.8. CONTINUING AGREEMENT. This Agreement is a continuing guaranty and shall continue in full force and effect until (i) all Guaranteed Obligations have been paid in full (subject to reinstatement in accordance with Section 2.4), (ii) indefeasible payment in full by the Guarantor hereunder of the Maximum Guaranty Amount or (iii) termination hereof as provided in the Settlement Agreement, whichever is earliest to occur.

     2.9. OTHER GUARANTIES. This Agreement is in addition to, and does not replace, substitute for or modify, the Guaranty and Suretyship Agreement, dated as of March 15, 2001, or the Guaranty and Suretyship Agreement, dated as of July 20, 2001, in each case made by the Guarantor in favor of the Lenders.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     The Guarantor hereby represents and warrants to the Lenders and the Agent as follows:

     3.1. Each of the representations and warranties with respect to the Guarantor (as a Loan Party) and with respect to this Guaranty and Suretyship Agreement (as a Loan Document) made in Section 3.01, 3.02, 3.03, 3.04, 3.05,
3.11 and 3.17 of the Credit Agreement is true and correct on and as of the date hereof as if made on and as of such date.

                                   ARTICLE IV

                                  MISCELLANEOUS

     4.1. AMENDMENTS, ETC. No amendment to or waiver of any provision of this Agreement, and no consent to any departure by the Guarantor herefrom, shall in any event be effective unless in a writing manually signed by or on behalf of the Agent with the consent and approval of the requisite number of Lenders. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     4.2. NO IMPLIED WAIVER; REMEDIES CUMULATIVE. No delay or failure of any Lender or the Agent in exercising any right or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the Lenders and the Agent under this Agreement are cumulative and not exclusive of

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any other rights or remedies available hereunder, under any other agreement, at law, or otherwise.

     4.3. NOTICES. Except to the extent, if any, otherwise expressly provided herein, all notices and other communications (collectively, "notices") under this Agreement shall be in writing (including facsimile transmission) and shall be sent by first-class mail, by nationally-recognized overnight courier, by personal delivery, or by facsimile transmission, in all cases with charges prepaid. All notices shall be sent, if to the Guarantor, to its address specified on the signature page hereof, or if to the Lenders or the Agent at the applicable respective addresses for notices under the Credit Agreement, or, in any case, to such other address as shall have been designated by the applicable party by notice to the other party hereto. Any properly given notice shall be effective when received, except that properly given notices to the Guarantor shall be effective at the following time, if earlier: if given by telephone, when telephoned; if by first-class mail, three Business Days after deposit in the mail; if by overnight courier, one Business Day after pickup by such courier; and if by facsimile transmission, upon transmission. The Lenders and the Agent may rely on any notice (whether or not made in a manner contemplated by this Agreement) purportedly made by or on behalf of the Guarantor, and neither any Lender nor the Agent shall have any duty to verify the identity or authority of the Person giving such notice.

     4.4. EXPENSES. The Guarantor agrees to pay upon demand all reasonable expenses (including reasonable fees and expenses of counsel) which the Lenders or the Agent may incur from time to time arising from or relating to the administration of, or exercise, enforcement or preservation of rights or remedies under, this Agreement.

     4.5. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

     4.6. SURVIVAL. All representations and warranties of the Guarantor contained in or made in connection with this Agreement shall survive, and shall not be waived by, the execution and delivery of this Agreement, any investigation by or knowledge of the Lender, any extension of credit, or any other event or circumstance whatever.

     4.7. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all such counterparts shall constitute but one and the same agreement.

     4.8. SETOFF. In the event that any obligation of the Guarantor now or hereafter existing under this Agreement or any other Loan Document shall have become due and payable, each Lender shall have the right from time to time, without notice to the Guarantor, to set off against and apply to such due and payable amount any obligation of any nature of such Lender to the Guarantor, including all deposits (whether time or demand, general or special, provisionally or finally credited, however evidenced) now or hereafter maintained by the Guarantor with such Lender. To the fullest extent permitted by law, such right shall be absolute and unconditional in all circumstances and, without limitation, shall exist whether such obligation to the Guarantor is

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absolute or contingent, matured or unmatured (it being agreed that such Lender may deem such obligation to be then due and payable at the time of such setoff), regardless of the offices or branches through which the parties are acting with respect to the offset obligations, regardless of whether the offset obligations are denominated in the same or different currencies, and regardless of the existence or adequacy of any other direct or indirect security or any other right or remedy available to such Lender. Nothing in this Agreement or any other Loan Document shall be deemed a waiver of or restriction on any right of setoff or banker's lien available to any Lender under this Section 5.8, at law or otherwise. The Guarantor hereby agrees that, to the fullest extent permitted by law, any affiliate of any Lender, and any holder of a participation in any obligation of the Guarantor under this Agreement, shall have the same rights of setoff as such Lender as provided in this Section 5.8 (regardless of whether such affiliate or participant otherwise would be deemed a creditor of the Guarantor).

     4.9. CONSTRUCTION. In this Agreement, unless the context otherwise clearly requires, references to the plural include the singular, the singular the plural, and the part the whole; the neuter case includes the masculine and feminine cases; and "or" is not exclusive. In this Agreement, "include," "includes," "including" and similar terms are not limiting; [and] "hereof," "herein," "hereunder" and similar terms refer to this Agreement as a whole and not to any particular provision; and "expenses," "costs," "out-of-pocket expenses" and similar terms include the charges of in-house counsel, auditors and other professionals of the relevant Person to the extent that such charges are routinely identified and charged under such Person's cost accounting system. Section and other headings in this Agreement, and any table of contents herein, are for reference purposes only and shall not affect the interpretation of this Agreement in any respect. Section and other references in this Agreement are to this Agreement unless otherwise specified. This Agreement has been fully negotiated between the applicable parties, each party having the benefit of legal counsel, and accordingly neither any doctrine of construction of guaranties or suretyships in favor of the guarantor or surety, nor any doctrine of construction of ambiguities against the party controlling the drafting, shall apply to this Agreement.

     4.10. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Lenders, the Agent and their respective successors and assigns (it being understood that the Guarantor shall have no right to assign, transfer or delegate its obligations or duties hereunder). Without limitation of the foregoing, any Lender (and any successive assignee or transferee) from time to time may, in accordance with the Credit Agreement, assign or otherwise transfer all or any portion of its rights or obligations under the Loan Documents (including all or any portion of any commitment to extend credit), or any Guaranteed Obligations, to any other Person, and such Guaranteed Obligations (including any Guaranteed Obligations resulting from extension of credit by such other Person under or in connection with the Loan Documents) shall be and remain Guaranteed Obligations entitled to the benefit of this Agreement, and to the extent of its interest in such Guaranteed Obligations such other Person shall be vested with all the benefits in respect thereof granted to such Lender in this Agreement or otherwise.

     4.11. CERTAIN LEGAL MATTERS.


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


     (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCLUSIVE OF CHOICE OF LAW PRINCIPLES.


     (b) SUBMISSION TO JURISDICTION AND VENUE; CONSENT TO SERVICE OF PROCESS; WAIVER OF JURY TRIAL; ETC. TO THE FULLEST EXTENT PERMITTED BY LAW, THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

          (I) AGREES THAT ANY ACTION, SUIT OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION OR EVENT IN CONNECTION WITH ANY OF THE FOREGOING (COLLECTIVELY, "RELATED LITIGATION") MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN ALLEGHENY COUNTY, PENNSYLVANIA OR NEW YORK, NEW YORK, SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND AGREES NOT TO BRING ANY RELATED LITIGATION IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO BRING ANY RELATED LITIGATION IN ANY OTHER FORUM);

          (II) ACKNOWLEDGES THAT SUCH COURTS WILL BE THE MOST CONVENIENT FORUM FOR ANY RELATED LITIGATION, WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, AND WAIVES ANY RIGHT TO OBJECT, WITH RESPECT TO ANY RELATED LITIGATION, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER IT;

          (III) CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY RELATED LITIGATION BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO IT AT THE ADDRESS FOR NOTICES DESCRIBED IN THIS AGREEMENT, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW); AND

          (IV) WAIVES THE RIGHT TO TRIAL BY JURY IN ANY RELATED LITIGATION.

     (c) LIMITATION OF LIABILITY. TO THE FULLEST EXTENT PERMITTED BY LAW, NO CLAIM MAY BE MADE BY THE GUARANTOR AGAINST THE LENDER OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, ATTORNEY OR AGENT OF THE LENDER FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION OR EVENT IN CONNECTION WITH ANY OF THE FOREGOING (WHETHER BASED ON BREACH OF CONTRACT, TORT OR ANY OTHER THEORY OF LIABILITY); AND THE GUARANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST. THIS PARAGRAPH (C) SHALL NOT LIMIT ANY RIGHTS OF THE GUARANTOR ARISING SOLELY OUT OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. THE GUARANTOR ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS AGREEMENT AND THAT IT UNDERSTANDS THE PROVISIONS OF THIS AGREEMENT.

     IN WITNESS WHEREOF, the Guarantor has caused this Agreement to be duly executed and delivered as of the date first above written.

                                            STEEL DYNAMICS, INC.


                                            By
                                            ------------------------------------
                                            Name:
                                            ------------------------------------
                                            Title:
                                            ------------------------------------

                                            Address for Notices:
                                                       Steel Dynamics, Inc.
                                                       6714 Pointe Inverness
                                                       Suite 200
                                                       Fort Wayne, Indiana 46804

                                            Attn: Chief Financial Officer
                                            Telephone:  260-459-3553
                                            Fax:  260-969-3590



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